SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2003

FAO, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19536	95-3971414
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

2520 Renaissance Boulevard

King of Prussia, Pennsylvania 19406

(Address of Principal Executive Offices) (Zip Code)

Mr. Jerry R. Welch

President and Chief Executive Officer

2520 Renaissance Boulevard

King of Prussia, Pennsylvania 19406

(Name and Address of Agent For Service)

(610) 292-6600

(Telephone Number, Including Area Code, of Agent for Service)

Item 5.  Other Events and Required FD Disclosure.

On October 20, 2003, FAO, Inc. (“FAO”) issued a press release responding to a negative press report in the New York Post.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.  In the press release, FAO stated, among other things, that (i) it is not experiencing a cash crunch and is paying its bills and funding operations in the normal course of business; (ii) its suppliers had not been tightening merchandise credit limits and, in fact, credit limits have been expanding; (iii) inventory has been flowing from FAO’s suppliers as planned and was, predictably, at the highest levels of the year; and (iv) it has not been trying to value its FAO Schwarz flagship store lease and has no intention of moving from that location.  FAO reaffirmed its earlier assessment provided in its quarterly report for the second quarter of the year regarding its liquidity and expectations for its operating results for the fourth quarter.  FAO wants to be clear that, as discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the quarterly report and Risks in its annual report, it currently expects to generate sufficient operating income in the fourth quarter to offset most of the aggregate losses incurred during the first three quarters of this fiscal year (taking into account the gain arising in connection with its emergence from bankruptcy in the first quarter), although no assurance can be given.

FAO also stated that, in line with its previous disclosure in its quarterly report, it may need to raise additional capital in an amount to be determined following the holiday season and noted that sales trend figures disclosed in August had moderated somewhat.

The attachment contains certain forward-looking statements with respect to the implementation and anticipated results of FAO’s business strategy, and the financial condition, results of operations and business of FAO, that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.  Actual results may be impacted by factors including, but not limited to: the potential inability to generate sales and improve comparative store sales; the dependence on holiday sales; the potential inability to realize anticipated cost savings and operating efficiencies from FAO, Inc.’s bankruptcy reorganization; competition from other retailers; potential product liability claims; potential operational challenges; potential changes in consumer spending; dependence on independent manufacturers and suppliers and their credit terms and other risks included in FAO, Inc.’s filings with the Securities and Exchange Commission, including the risk factors set forth in its Annual Report on Form 10-K.  FAO, Inc. has not undertaken, nor is it required, to publicly update or revise any of its forward-looking statements, even if experience or future events make it clear that the results set forth in such statements will not be realized.

Item 7.  Financial Statements and Exhibits.

      (c)    Exhibits.

Exhibit Number	Description

99.1	Press Release of FAO dated October 20, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAO, INC.

Date: October 21, 2003	/s/ Jerry R. Welch
Jerry R. Welch
President and Chief Executive Officer